UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2016 (December 10, 2016)

DGSE COMPANIES, INC.

(Exact name of Registrant as specified in its charter)

Nevada	1-11048	88-0097334
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

 13022 Preston Road

Dallas, Texas 75240

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including area code: (972) 587-4049

15850 Dallas Parkway, Suite 140

Dallas, Texas 75248

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)	On December 12, 2016, the Board of Directors elected John R. Loftus, age 47, as a member of the Board and to the positions of Chairman of the Board, President and Chief Executive Officer of DGSE effective immediately. Mr. Loftus replaces Matthew M. Peakes, who submitted his resignation as Chairman of the Board, President and Chief Executive Officer on December 10, 2016, effective immediately. Subject to finalization of an employment agreement, it is anticipated that Mr. Peakes will transition into the role of Executive Vice President and Director of Acquisitions. Mr. Loftus was the Chief Executive Officer of Elemetal, LLC (“Elemetal”), a precious metals company and DGSE’s largest stockholder, from 2012 to 2015 and was responsible for Elemetal’s operations. Prior to Elemetal, Mr. Loftus was the founder of NTR Metals, LLC, a precious metals refiner for jewelers, pawnbrokers, and metal industries customers worldwide. Previous to his work at NTR Metals, Mr. Loftus was a commodities floor trader and holds an M.B.A from the SMU Cox School of Business.

 There is no arrangement or understanding pursuant to which Mr. Loftus was selected as a director and officer of DGSE and there are no family relationships between Mr. Loftus and the other directors or executive officers of the Company. Since the beginning of DGSE’s last fiscal year, the only transactions or currently proposed transactions in which DGSE was or is to be a participant in amounts greater than $120,000 and in which Mr. Loftus had or will have a direct or indirect material interest are related party transactions between DGSE and Elemetal, NTR Metals, LLC, and their affiliates that are described in “Certain Relationships and Related Transactions” of our Amendment No. 1 to Annual Report on Form 10-K filed with the SEC on April 27, 2016, our Form 10-Q for the quarter ended September 30, 2016, filed with the SEC on November 14, 2016, and in our Form 8-K filed December 13, 2016, which descriptions are incorporated herein by reference. Mr. Loftus has an indirect equity interest of approximately 92% in NTR Metals, LLC, and an indirect equity interest in Elemetal of approximately 30%.

Mr. Loftus will not be paid a salary or other compensation for serving as an officer or director of DGSE.

Item 9.01.	Financial Statements and Exhibits.

d.	Exhibits

99.1	Press Release dated December 15, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ STEPHEN R. PATTERSON
Stephen R. Patterson
Acting Chief Financial Officer

Date:   December 15, 2016

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release dated December 15, 2016